                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        APRIL 16, 2003
                                                 -----------------------------



                            ALLEGIANT BANCORP, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          MISSOURI                     000-10849               43-1262037
----------------------------        ---------------        -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               file number)         Identification No.)



                 10401 CLAYTON ROAD, ST. LOUIS, MISSOURI 63131
------------------------------------------------------------------------------
         (Address, including zip code, of principal executive office)



                                (314) 692-8200
------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 9.           REGULATION FD DISCLOSURE

                  The information in this report is being furnished under Item 12 - Results of Operations and Financial Condition of Form 8-K. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the SEC in release no. 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                  On April 16, 2003, Allegiant Bancorp, Inc. issued a press release announcing its preliminary results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a) - (b)         Not applicable.

(c)               Exhibits Required by Item 601 of Regulation S-K.

                  Exhibit No.             Exhibit
                  -----------             -------

                     99.1                 Press Release of April 16, 2003

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALLEGIANT BANCORP, INC.




Date: April 17, 2003               By: /s/ Jeffrey S. Schatz
                                      ----------------------------------------
                                       Jeffrey S. Schatz, Executive Vice
                                         President and Chief Financial Officer